                                                                    Exhibit 10.2

[Letterhead of The Smith & Wollensky Restaurant Group, Inc.]

April 27, 2001

Mr. Jim Nicholson
Holrod Associates, LP
645 Madison Avenue
Room 501
New York, NY 10022

Re: Manhattan Ocean Club
    --------------------


Dear Mr. Nicholson:

On March 23, 2001 The Smith & Wollensky Restaurant Group, Inc. filed an S-1 with the Securities and Exchange Commission, in preparation for an Initial Public Offering planned for May. As part of our preparation for this exciting step our attorneys have asked us to make certain modifications in existing agreements under which we operate.

In the case of our Lease Agreement, dated August 31, 1983, we need your assistance in making several corrections and changes. Since the agreement was signed we have had name changes and changes in legal entities. I am proposing we agree that any reference to either Thursday's Supper Pub, Inc. or Manhattan Ocean Club Associates now be considered to apply to the Manhattan Ocean Club, L.L.C., and any reference to Thursday's Supper Pub, Inc., a New York limited partnership, be replaced with the reference Manhattan Ocean Club, L.L.C., a New York Limited Liability Company, effective with our reorganization January 12, 1996.

Further, in order to facilitate any future changes with the structure of our Company, I propose that Article 11 of the agreement be changed to allow us to assign the lease to The Smith & Wollensky Restaurant Group, Inc. or one of our subsidiaries, without requiring us to obtain permission and that Article 49, Subparagraph (d), of the agreement be changed by stating that an assignment to The Smith & Wollensky Restaurant Group, Inc. or one of its subsidiaries is not considered an "assignment" for the purposes of the agreement.

Holrod Associates, L.P.
April 27, 2001
Page 2

In my judgment, none of these items has had or will have any effect on the quality of our relationship, or our desire to continue our successful association. However, I would be most appreciative if you would acknowledge your acceptance of these changes, which will be deemed effective as of the date of this letter, by countersigning this letter with me.

Sincerely,

/s/ Alan M. Mandel
Alan M. Mandel
Chief Financial Officer



THE SMITH & WOLLENSKY                   HOLROD ASSOCIATES, LLC
RESTAURANT GROUP, INC.

By:  /s/ Alan M. Mandel                 By:  /s/ James O. Nicholson
    ----------------------------------      ----------------------------------
    Name: Alan M. Mandel                    Name: James O. Nicholson
    Title: Chief Financial Officer          Title: Manager